UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2007

Commission file number of the issuing entity: 333-141648-01

Citigroup Commercial Mortgage Trust 2007-C6
(Exact name of issuing entity as specified in its charter)

Commission file number of depositor: 333-141648

Citigroup Commercial Mortgage Securities Inc.
(Exact name of depositor as specified in its charter)

Citigroup Global Markets Realty Corp., LaSalle Bank National Association,
Capmark Finance Inc. and PNC Bank, National Association
(Exact name of sponsor as specified in its charter)

Delaware	86-1073506
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

388 Greenwich Street New York, New York	10013
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code, is (212) 816-6000

No Change
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

    Change in Control of Trustee.  Effective October 1, 2007, Bank of America Corporation, parent corporation of Bank of America, N.A. (“Bank of America”) and Banc of America Securities LLC (“BAS”), has acquired ABN AMRO North America Holding Company, parent company of LaSalle Bank Corporation and LaSalle Bank National Association (“LaSalle”), from ABN AMRO Bank N.V. (the “Acquisition”).  LaSalle is the paying agent for the certificates offered pursuant to the Prospectus Supplement dated July 25, 2007 (the “Offered Certificates”).

SIGNATURES*
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP COMMERCIAL MORTGAGE
Date:	October 4, 2007	SECURITIES INC.

/s/ Angela Vleck
Name: Angela Vleck
Title: Vice President